UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

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AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2019, the bankruptcy court (the “Court”) in the Specialty Pharma Bankruptcy Case (as defined below) approved a binding term sheet (the “Binding Term Sheet”) between Avadel US Holdings, Inc., a Delaware corporation (“US Holdings”) and a wholly owned subsidiary of Avadel Pharmaceuticals plc (the “Company”), on the one hand, and Avadel Specialty Pharmaceuticals LLC (“Specialty Pharma”), a wholly owned subsidiary of US Holdings which is responsible solely for the sales, marketing and distribution of the Company’s Noctiva™ product for the treatment of nocturia, on the other hand. Under the Binding Term sheet, US Holdings will provide debtor-in-possession financing to Specialty Pharma of up to a maximum amount of $2.7 million. Such financing will be a non-amortizing revolving credit facility bearing interest at a rate of 5.0% per annum; advances will be used for purposes consistent with the budget approved by the Court; the amounts loaned under the facility will have the status of pre-petition unsecured claims and a ranking parri passu with other pre-petition unsecured claims that may be allowed by the Court; and all such advances will be due on February 6, 2020 or earlier upon certain events specified in the Binding Term Sheet.

As disclosed in the Company’s current report on Form 8-K filed February 12, 2019, on February 6, 2019, Specialty Pharma filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States District Court for the District of Delaware, Case No. 19-10248 (CSS) (the “Specialty Pharma Bankruptcy Case”).

The foregoing description of the Binding Term Sheet does not purport to be complete and is qualified in its entirety by reference to the complete text of the Binding Term Sheet, a copy of which is filed as 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements. Certain statements in this Item 1.01 are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to repayments of advances under the Binding Term Sheet. These forward-looking statements are estimates based on various assumptions, and the actual results may differ materially from the results contemplated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Binding Term Sheet between Avadel US Holdings, Inc. and Avadel Specialty Pharmaceuticals LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: February 14, 2019

Exhibit Index

10.1	Binding Term Sheet between Avadel US Holdings, Inc. and Avadel Specialty Pharmaceuticals LLC